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Exhibit 10.6

HELICOS BIOSCIENCES CORPORATION

2003 STOCK OPTION AND INCENTIVE PLAN
last amended January 19, 2007

1.    Purpose and Eligibility

        The purpose of this 2003 Stock Option and Incentive Plan (the "Plan)") of Helicos BioSciences Corporation (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2.    Administration

        a.    Administration by Board of Directors.    The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

        b.    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

        c.    Delegation to Executive Officers.    To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.    Stock Available for Awards

        a.    Number of Shares.    Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 20,576,382 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 20,576,382 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        b.    Per-Participant Limit.    Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 6,393,501 shares of Common Stock.

        c.    Adjustment to Common Stock.    In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company on an equitable or proportionate basis. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.    Stock Options

        a.    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

        b.    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option."

        c.    Exercise Price.    The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

        d.    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

        e.    Exercise of Option.    Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

        f.    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

            (i)  by check payable to the order of the Company;

           (ii)  except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii)  to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.    Restricted Stock

        a.    Grants.    The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash or other lawful consideration in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        b.    Terms and Conditions.    The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.    Other Stock-Based Awards

        The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.    General Provisions Applicable to Awards

        a.    Transferability of Awards.    Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        b.    Documentation.    Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

        c.    Board Discretion.    The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

        d.    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        e.    Acquisition of the Company

          (i)    Consequences of an Acquisition.    Upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the

  Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate, or provide that one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof; provided, however, that before terminating any portion of an Option that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Option or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

          (ii)    Acquisition Defined.    An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (iii)    Assumption of Options Upon Certain Events.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

        f.    Withholding.    Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        g.    Amendment of Awards.    The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        h.    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        i.    Acceleration.    The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to paragraph (e)(i), the Board may provide, as a condition of full exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock or other consideration being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

8.    Miscellaneous

        a.    Definitions.

            (i)  "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Helicos BioSciences Corporation, as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of Helicos BioSciences Corporation, as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

           (ii)  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

          (iii)  "employee" for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

        b.    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

        c.    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

        d.    Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

        e.    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

        f.    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Massachusetts, without regard to any applicable conflicts of law.

                      Adopted by the Board of Directors on
                      November 17, 2003

                      Approved by the stockholders on
                      June 29, 2004

HELICOS BIOSCIENCES CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT

        Helicos BioSciences Corporation (the "Company") hereby grants the following stock option pursuant to its 2003 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of optionee (the "Optionee"):
Date of this option grant:
Number of shares of the Company's Common Stock subject to this option ("Shares"):
Option exercise price per share:
Number, if any, of Shares that may be purchased on or after the grant date:
Shares that are subject to vesting schedule:
Vesting Start Date:
Vesting Schedule:
One year from Vesting Start Date:	25% of Shares
The first business day of each month following the first anniversary of the Vesting Start Date:	an additional 2.0833333% of the Shares

        This option satisfies in full all commitments that the Company has to the Optionee with respect to the issuance of stock, stock options or other equity securities.

Helicos BioSciences Corporation
By:
Signature of Optionee		Name of Officer:
Title:
Street Address
City/State/Zip Code

HELICOS BIOSCIENCES CORPORATION
NON-QUALIFIED STOCK OPTION AGREEMENT—INCORPORATED TERMS AND CONDITIONS

        1.    Grant Under Plan.    This option is granted pursuant to and is governed by the Company's 2003 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

        2.    Grant as Non-Qualified Stock Option.    This option is a non-statutory stock option and is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

        3.    Vesting of Option if Business Relationship Continues.    The Optionee may exercise this option on or after the date of this option grant for the number of shares of Common Stock, if any, set forth on the cover page hereof. If the Optionee has continuously maintained a Business Relationship (as defined below) with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Optionee may exercise this option for the additional number of shares of Common Stock set opposite the applicable vesting date. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the optionee ceases to maintain a Business Relationship with the Company) may be exercised only before the date which is ten years from the date of this option grant. For the purposes hereof, "Business Relationship" means service to the Company or its successor in the capacity of an employee, officer, director or consultant.

        4.    Termination of Business Relationship.

          (a)    Termination.    If the Optionee's Business Relationship with the Company ceases, other than by reason of death or disability as defined in Section 5 or Termination for Cause as defined in Section 4(d) no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of 180 days from the date of termination, but in no event later than the scheduled expiration date. Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company.

          (b)    Employment Status.    For purposes hereof, with respect to employees of the Company, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Optionee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Optionee continuously remains an employee of the Company or any Subsidiary.

          (c)    Termination for Cause.    If the Business Relationship of the Optionee is terminated for Cause (as defined below), this option may no longer be exercised from and after the Optionee's receipt of written notice of such termination.

          (d)    Definition of Cause.    "Cause" means: (i) a breach of fiduciary duty or confidentiality obligations to the Company by the Optionee or (ii) the commission by the Optionee of illegal conduct relating to the Company.

        5.    Death; Disability.

          (a)    Death.    Upon the death of the Optionee while the Optionee is maintaining a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Optionee's death, by the Optionee's estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

          (b)    Disability.    If the Optionee ceases to maintain a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation of the Business Relationship, but not later than the scheduled expiration date. For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

        6.    Partial Exercise.    This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

        7.    Payment of Exercise Price.

          (a)    Payment Options.    The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

      (i)
      by check payable to the order of the Company; or

      (ii)
      delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

      (iii)
      subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price; or

          In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

          (b)    Limitations on Payment by Delivery of Common Stock.    If Section 7(a)(iii) is applicable, and if the Optionee delivers Common Stock held by the Optionee ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

        8.    Securities Laws Restrictions on Resale.    Until registered under the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), the Shares will be illiquid and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

        9.    Method of Exercising Option.    Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

        10.    Option Not Transferable.    This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

        11.    No Obligation to Exercise Option.    The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

        12.    No Obligation to Continue Business Relationship.    Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the Optionee in employment or other Business Relationship.

        13.    Adjustments.    Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

        14.    Withholding Taxes.    If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

        15.    Restrictions on Transfer; Company's Right of First Refusal.

          (a)    Exercise of Right.    Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Optionee desires to transfer all or any part of the Shares to any person other than the Company (an "Offeror"), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the "Offered Shares") specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Optionee. If the Company elects to purchase all of such Offered Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of Directors of the Company.

          (b)    Sale of Shares to Offeror.    The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Optionee shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Optionee, within 30 days of its receipt of the Option Notice, stating that the Optionee shall not sell his or her Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Shares are not sold pursuant to an Offer within the time permitted above, the unsold Shares shall remain subject to the terms of this Section 15.

          (c)    Failure to Deliver Shares.    If the Optionee (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Optionee the purchase price for such shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Optionee's rights in and to such Shares shall terminate.

          (d)    Expiration of Company's Right of First Refusal and Transfer Restrictions.    The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition that is not a Private Transaction. In addition, if the Company and the Optionee are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control.

        16.    Lock-up Agreement.    The Optionee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

        17.    Arbitration.    Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

        18.    Provision of Documentation to Optionee.    By signing this agreement the Optionee acknowledges receipt of a copy of this agreement and a copy of the Plan.

        19.    Miscellaneous.

          (a)    Notices.    All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Optionee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

          (b)    Entire Agreement; Modification.    This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

          (c)    Fractional Shares.    If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

          (d)    Issuances of Securities; Changes in Capital Structure.    Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

          (e)    Severability.    The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

          (f)    Successors and Assigns.    This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

          (g)    Governing Law.    This agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

HELICOS BIOSCIENCES CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

        Helicos BioSciences Corporation (the "Company") hereby grants the following stock option pursuant to its 2003 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of employee (the "Employee"):
Date of this option grant:
Number of shares of the Company's Common Stock subject to this option ("Shares"):
Option exercise price per share:
Number, if any, of Shares that may be purchased on or after the grant date:
Shares that are subject to vesting schedule A:
Vesting Start Date:
Shares that are subject to vesting schedule B:
Vesting Start Date:
Vesting Schedule A:
One year from Vesting Start Date:	25% of Shares
The first business day of each month following the first anniversary of the Vesting Start Date:	an additional 2.0833333% of Shares
Vesting Schedule A:
The first business day of each month:	2.7777778%

        This option satisfies in full all commitments that the Company has to the Optionee with respect to the issuance of stock, stock options or other equity securities.

Helicos BioSciences Corporation
By:
Signature of Employee		Name of Officer:
Title:
Street Address	Date:
City/State/Zip Code

Helicos BioSciences Corporation

INCENTIVE STOCK OPTION AGREEMENT—INCORPORATED TERMS AND CONDITIONS

        1.    Grant Under Plan.    This option is granted pursuant to and is governed by the Company's 2003 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

        2.    Grant as Incentive Stock Option.    This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

        3.    Vesting of Option if Employment Continues.    The Employee may exercise this option on or after the date of this option grant for the number of shares of Common Stock, if any, set forth on the cover page hereof. If the Employee has remained continuously employed by the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Employee may exercise this option for the additional number of shares of Common Stock set opposite the applicable vesting date. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee ceases to be employed by the Company) may be exercised only before the date which is ten years from the date of this option grant.

        4.    Termination of Employment.

          (a)    Termination.    If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of 90 days. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence. For purposes hereof, employment shall include a consulting arrangement between the Employee and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

          (b)    Termination for Cause.    If employment of the Employee is terminated for Cause (as defined below), this option may no longer be exercised from and after the Employee's receipt of written notice of such termination.

          (c)    Definition of Cause.    "Cause" means: (i) a breach of fiduciary duty or confidentiality obligations to the Company by the Employee or (ii) the commission by the Employee of illegal conduct relating to the Company.

        5.    Death; Disability.

          (a)    Death.    Upon the death of the Employee while the Employee is in the employ of the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Employee's death, by the Employee's estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

          (b)    Disability.    If the Employee ceases to be employed by the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of employment, only at any time within 180 days after such cessation of employment, but not later than the scheduled expiration date. For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

        6.    Partial Exercise.    This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

        7.    Payment of Exercise Price.

          (a)    Payment Options.    The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

    (i)
    by check payable to the order of the Company; or

    (ii)
    delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

    (iii)
    subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price.

          In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

          (b)    Limitations on Payment by Delivery of Common Stock.    If Section 7(a)(iii) is applicable, and if the Employee delivers Common Stock held by the Employee ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

        8.    Securities Laws Restrictions on Resale.    Until registered under the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), the Shares will be illiquid and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

        9.    Method of Exercising Option.    Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

        10.    Option Not Transferable.    This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

        11.    No Obligation to Exercise Option.    The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

        12.    No Obligation to Continue Employment.    Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

        13.    Adjustments.    Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

        14.    Withholding Taxes.    If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

        15.    Restrictions on Transfer; Company's Right of First Refusal.

          (a)    Exercise of Right.    Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Employee desires to transfer all or any part of the Shares to any person other than the Company (an "Offeror"), the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Employee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the "Offered Shares") specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase all of such Offered Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of Directors of the Company.

          (b)    Sale of Shares to Offeror.    The Employee may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Employee shall not sell such Shares to such Offeror if such

  Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 30 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Shares are not sold pursuant to an Offer within the time permitted above, the unsold Shares shall remain subject to the terms of this Section 15.

          (c)    Failure to Deliver Shares.    If the Employee (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Employee the purchase price for such shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Employee's rights in and to such Shares shall terminate.

          (d)    Expiration of Company's Right of First Refusal and Transfer Restrictions.    The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement or (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act. In addition, if the Company and the Employee are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control.

        16.    Early Disposition.    The Employee agrees to notify the Company in writing immediately after the Employee transfers any Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this agreement or (b) the date that is one year after the date on which the Employee acquired such Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

        17.    Lock-up Agreement.    The Employee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

        18.    Arbitration.    Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

        19.    Provision of Documentation to Employee.    By signing this agreement the Employee acknowledges receipt of a copy of this agreement and a copy of the Plan.

        20.    Miscellaneous.

          (a)    Notices.    All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

          (b)    Entire Agreement; Modification.    This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

          (c)    Fractional Shares.    If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

          (d)    Issuances of Securities; Changes in Capital Structure.    Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

          (e)    Severability.    The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

          (f)    Successors and Assigns.    This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

          (g)    Governing Law.    This agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

HELICOS BIOSCIENCES CORPORATION

RESTRICTED STOCK PURCHASE AGREEMENT

        Helicos BioSciences Corporation (the "Company") hereby issues and sells the shares of its common stock specified below (the "Shares") pursuant to its 2003 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of purchaser (the "Stockholder"):
Date:
Number of shares sold hereunder (the "Shares"):
Purchase price per share:
Number of Shares that are Vested Shares on the Vesting Start Date:
Number of Shares that are Unvested Shares on the Vesting Start Date:
Vesting Start Date:
Vesting Schedule:
One year from the Vesting Start Date	25% of the Shares
The first business day of each month following the first anniversary of the Vesting Start Date:	An additional 2.0833333% of the Shares
All vesting is dependent on the continuation of a Business Relationship with the Company, as provided herein.

        This stock purchase satisfies in full all commitments that the Company has to the Stockholder with respect to the issuance of stock, stock options or other equity securities.

HELICOS BIOSCIENCES CORPORATION

Signature of Stockholder	By:
Street Address		Name of Officer: Title:
City/State/Zip Code

HELICOS BIOSCIENCES CORPORATION
 RESTRICTED STOCK PURCHASE AGREEMENT—INCORPORATED TERMS AND CONDITIONS

        Helicos BioSciences Corporation (the "Company") agrees to sell to the Stockholder, and the Stockholder agrees to purchase from the Company, shares of the Company's common stock ("Common Stock") on the following terms and conditions:

        1.    Grant Under Plan.    This stock purchase is made pursuant to and is governed by the Company's 2003 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meanings as in the Plan. The Stockholder acknowledges receipt of a copy of the Plan.

        2.    Purchase and Sale of Stock; Payment of Purchase Price.    The Company hereby sells and the Stockholder hereby purchases the Shares specified on the cover page at the price specified thereon. The purchase price is being paid by the Stockholder upon execution and delivery of this agreement as set forth on the cover page hereof. The Company will promptly issue a certificate or certificates registered in the Stockholder's name representing the Shares, with such certificates to be held in escrow in accordance with the terms hereof.

        3.    Vesting if Business Relationship Continues.

          (a)    Vesting Schedule.    If the Stockholder has continuously maintained a Business Relationship with the Company through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall "vest") on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page. "Unvested Shares" shall be subject to the repurchase provisions described in Section 4 unless and until they become "Vested Shares." The Stockholder agrees not to sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Shares or any interest therein, and any Unvested Shares shall be held in escrow by the Company in accordance with the terms of Section 6 below unless and until they become Vested Shares. Unless otherwise specified herein, if the Stockholder's Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no Unvested Shares shall become Vested Shares thereafter under any circumstances with respect to the Stockholder. Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company. The Board of Directors, in its discretion, may accelerate any vesting dates.

          (b)    Definitions.    The following definitions shall apply:

          "Business Relationship" means service to the Company or its successor in the capacity of an employee, officer, director or consultant.

          "Cause" means: (i) a breach of fiduciary or confidentiality obligations to the Company by you or (ii) conviction of criminal misconduct by you in connection with the performance of your duties as an employee and officer of the Company.

          (c)    Termination of Employment.    For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Stockholder after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence. This agreement shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Stockholder continuously remains an employee of the Company or any Subsidiary.

        4.    Restrictions on Transfer; Purchase by the Company.    The Stockholder may not sell, assign, transfer, pledge, encumber or dispose of ("Transfer") all or any of his or her Unvested Shares except to the Company pursuant to this Section 4, and may Transfer Vested Shares only in accordance with the transfer restrictions provided in this Section 4 or elsewhere in this agreement. The Stockholder may not at any time transfer any Shares to any individual, corporation, partnership or other entity that engages in any business activity that is in competition, directly or indirectly, with the products or services being developed, manufactured or sold by the Company. The determination of whether any proposed transferee engages in any business activity that is in competition with those of the Company shall be made by the Board of Directors of the Company in good faith. This prohibition shall be applicable in addition to and separately from the other provisions hereof.

        Upon the termination of the Stockholder's Business Relationship, the Stockholder shall sell to the Company (or the Company's assignee) all Unvested Shares in accordance with the procedures set forth below. The purchase price (the "Repurchase Price") of such Shares (the "Repurchased Shares") shall be the price paid for them (subject to adjustment as herein provided). The sale of the Repurchased Shares shall take place automatically upon termination of the Stockholder's Business Relationship. Such sale shall be effected by the Escrow Holder's (as defined below) delivery to the Company of a certificate or certificates evidencing the Repurchased Shares, duly endorsed for transfer to the Company. Upon receipt thereof, the Company shall mail a check for the Repurchase Price to the Stockholder or shall cancel indebtedness owed to the Company by the Stockholder by written notice mailed to the Stockholder, or both. Upon the mailing of a check in payment of the purchase price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name or cancel the number of Shares being repurchased by the Company.

        Notwithstanding the foregoing and the provisions of Section 8, a Stockholder may transfer: (i) all or any Vested Shares as a gift to any family member or to any trust or similar estate planning entity for the benefit of any such family member or the Stockholder provided that any such transferee shall agree in writing with the Company, as a condition precedent to such transfer, to be bound by all of the provisions of this agreement to the same extent as if such transferee were the Stockholder, or (ii) any or all Vested Shares by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this agreement to the same extent as if such transferee were the Stockholder or (iii) any or all Vested or Unvested Shares by court order, in which event each such transferee shall be bound by all of the provisions of this agreement to the same extent as if such transferee were the Stockholder. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant (whether natural or adoptive), brother or sister of the Stockholder.

        5.    Investment Representation.    The Stockholder represents, warrants and acknowledges that the Stockholder: (i) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) is acquiring the Shares with the Stockholder's own funds, for the Stockholder's own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"); (iii) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares and that the Stockholder is able to and must bear the economic risk of the investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Furthermore, the Company may place legends on any stock certificate representing the Shares with the securities laws and contractual restrictions thereon and issue related stop transfer instructions.

        The Stockholder acknowledges and understands that the Shares have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. The Stockholder further understands that the Company has no intention and is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the

Stockholder with any information necessary to enable the Stockholder to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

        6.    Escrow of Shares.    All Shares shall be held in escrow until payment in full of the note (if any) referred to on the cover page and thereafter all Unvested Shares shall be held in escrow by the Company, as escrow holder ("Escrow Holder").

        The Escrow Holder is hereby directed to transfer the Unvested Shares in accordance with this agreement or instructions signed by both the Stockholder and the Company. If the Company or any assignee exercises its repurchase rights hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the Company or such assignee, shall take all steps necessary to accomplish such transfer. The Stockholder hereby grants the Escrow Holder an irrevocable power of attorney coupled with an interest to take any and all actions required to effect such transfer.

        The Escrow Holder may act in reliance upon advice of counsel in reference to any matter(s) connected with this agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

        With respect to any Unvested Shares that become Vested Shares, the Company, upon the written request of the Stockholder, shall promptly issue a new certificate for the number of shares which have become Vested Shares and shall deliver such certificate to the Stockholder and shall deliver to the Escrow Holder a new certificate for the remaining Unvested Shares in exchange for the certificate then being held by the Escrow Holder.

        Subject to the terms hereof, the Stockholder shall have all the rights of a stockholder with respect to the Unvested Shares while they are held in escrow, including without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon. If, from time to time while the Escrow Holder is holding Unvested Shares, there is any stock dividend, stock split or other change in or respecting such shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Unvested Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Unvested Shares" for purposes of this agreement and the repurchase rights of the Company.

        7.    Certain Tax Matters.    If the Company in its discretion determines that it is obligated to withhold any tax in connection with the transfer of, or the lapse of restrictions on, the Shares, the Stockholder hereby agrees that the Company may withhold from the Stockholder's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration. The Stockholder further agrees that, if the Company does not withhold an amount from the Stockholder's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Stockholder will make reimbursement on demand, in cash, for the amount underwithheld.

        The Stockholder represents that he or she has received tax advice from his or her own personal tax advisor on the tax consequences of a purchase of the Shares. The Stockholder understands the tax consequences of filing (and not filing) a Section 83(b) election under the Internal Revenue Code of 1986, as amended (the "Code"). The filing of a Section 83(b) election is the Stockholder's responsibility.

        8.    Restrictions on Transfer of Vested Shares; Company's Right of First Refusal.

          (a)    Exercise of Right.    Vested Shares may not be transferred without the Company's written consent except in accordance with Section 4 or in accordance with the further provisions of this Section 8. If the Stockholder desires to transfer all or any part of the Vested Shares to any person other than the Company (an "Offeror"), the Stockholder shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Stockholder's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price, number of Vested

  Shares proposed to be sold and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase all but not less than all of such Vested Shares (the "Offered Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Stockholder. If the Company elects to purchase such Offered Shares, it shall be obligated to purchase, and the Stockholder shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of Directors of the Company.

          (b)    Sale of Vested Shares to Offeror.    The Stockholder may, for 60 days after the expiration of the option period as set forth in Section 8(a), sell to the Offeror, pursuant to the terms of the Offer, all of the Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Stockholder shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Stockholder, within 30 days of its receipt of the Option Notice, stating that the Stockholder shall not sell his or her Vested Shares to such Offeror; and provided, further, that prior to the sale of such Vested Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 8. If any or all of such Vested Shares are not sold pursuant to an Offer within the time permitted above, the unsold Vested Shares shall remain subject to the terms of this Section 8.

          (c)    Expiration of Company's Right of First Refusal and Transfer Restrictions.    The first refusal rights of the Company and the transfer restrictions set forth in this Section 8 shall expire as to Vested Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition that is not a Private Transaction. In addition, if the Company and the Stockholder are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control. For the purposes of this paragraph, the term Private Transaction shall mean any Acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

        9.    Failure to Deliver Shares.    If the Stockholder (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Stockholder's rights in and to such Shares shall terminate.

        10.    Lock-up Agreement.    The Stockholder agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

        11.    Arbitration.    Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in Massachusetts pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

        12.    Provision of Documentation to Stockholder.    By signing this agreement the Stockholder acknowledges receipt of a copy of this agreement and a copy of the Plan.

        13.    Miscellaneous.

          (a)    Notices.    All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Stockholder, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

          (b)    Entire Agreement; Modification.    This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

          (c)    Fractional Shares.    All fractional Shares resulting from the adjustment provisions contained in the Plan shall be rounded down.

          (d)    Changes in Capital Structure.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the securities received in respect of such event shall be "Shares" hereunder subject to this agreement and shall retain the same status as "Vested Shares" or "Unvested Shares" as the Shares in respect of which they were received, and the repurchase price per security subject to repurchase shall be appropriately adjusted by the Company.

          (e)    Severability.    The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

          (f)    Successors and Assigns.    This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth herein.

          (g)    Governing Law.    This agreement shall be governed by and interpreted in accordance with the laws of Massachusetts without giving effect to the principles of the conflicts of laws thereof.

          (h)    No Obligation to Continue Employment.    Neither the Plan, this agreement nor any provision hereof imposes any obligation on the Company to continue the Stockholder in employment or any other Business Relationship with the Company.

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  Exhibit 10.6
HELICOS BIOSCIENCES CORPORATION
HELICOS BIOSCIENCES CORPORATION NON-QUALIFIED STOCK OPTION AGREEMENT—INCORPORATED TERMS AND CONDITIONS